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                                                                [EXECUTION COPY]

                                                                   Exhibit 10.75




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                       DEBT REGISTRATION RIGHTS AGREEMENT

                                      among

                        RAILAMERICA TRANSPORTATION CORP.

                               RAILAMERICA, INC.,
                         PALM BEACH RAIL HOLDING, INC.,
                                       and
                    THE ADDITIONAL REGISTRANTS PARTY HERETO,

                                       and

                          THE PURCHASERS PARTY HERETO.



                             -----------------------



                          Dated as of February 4, 2000



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                                TABLE OF CONTENTS


1.  Definitions..............................................................1
2.  Securities Subject to this Agreement.....................................2
3.  Shelf Registration.......................................................3
4.  Piggy-Back Registration..................................................3
5.  Hold-Back Agreements.....................................................4
6.  Registration Procedures..................................................5
7.  Registration Expenses....................................................9
8.  Indemnification.........................................................10
9.  Rule 144................................................................12
10. Miscellaneous...........................................................13





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                       DEBT REGISTRATION RIGHTS AGREEMENT

         This DEBT REGISTRATION RIGHTS AGREEMENT, dated as of February 4, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "AGREEMENT"), is made and entered by and among RAILAMERICA TRANSPORTATION CORP., a Delaware corporation (the "COMPANY"), RAILAMERICA, INC., a Delaware corporation ("HOLDINGS"), PALM BEACH RAIL HOLDING, INC., a Delaware corporation ("INTERMEDIATE HOLDINGS"), each Restricted Subsidiary of the Company that is a party hereto as an "Additional Registrant" (each such Restricted Subsidiary, together with Holdings and Intermediate Holdings, the "ADDITIONAL REGISTRANTS") and the Persons parties hereto as "Purchasers" (collectively, the "PURCHASERS").


                                    RECITALS

         This Agreement is being delivered pursuant to the Securities Purchase Agreement, dated as of February 4, 2000 (as amended, supplemented or otherwise modified, "SECURITIES PURCHASE AGREEMENT"), by and among the Company, the Additional Registrants and the Purchasers. In order to induce the Purchasers to enter into the Securities Purchase Agreement, each of the Company and each Additional Registrant has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Securities Purchase Agreement.


                                    AGREEMENT

         The parties agree as follows:

         1. DEFINITIONS.

         (a) CERTAIN TERMS. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "INDEMNIFIED PARTIES" is defined in SECTION 8(A) hereof.

                  "INDEMNIFYING PARTY" is defined in SECTION 8(C) hereof.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "PIGGY-BACK REGISTRATION" is defined in SECTION 4(A) hereof.







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                  "PROSPECTUS" means the prospectus included in any Registration
         Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  "REGISTRABLE SECURITIES" means all Notes; PROVIDED that a Note ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

                  "REGISTRANTS" means the Company and the Additional
         Registrants.

                  "REGISTRATION EXPENSES" is defined in SECTION 7 hereof.

                  "REGISTRATION STATEMENT" means any registration statement of any Registrant which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHELF REGISTRATION" is defined in SECTION 3(A) hereof.

                  "TRANSFER RESTRICTED SECURITY" means Registrable Securities upon original issuance thereof; PROVIDED that a Registrable Security is no longer a Transfer Restricted Security when such Registrable Security is sold to the public.

                  "UNDERWRITTEN REGISTRATION" and "UNDERWRITTEN OFFERING" mean a registration in which securities of any Registrant are sold to an underwriter for reoffering to the public.

         (b) SECURITIES PURCHASE AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble, have the meanings provided in the Securities Purchase Agreement.

         2.  SECURITIES SUBJECT TO THIS AGREEMENT.

         (a) REGISTRABLE SECURITIES. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         (b) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities of record or has provided evidence reasonably satisfactory to the Company that such Person has the right to acquire such Registrable Securities in compliance with the provisions of the Securities Purchase Agreement, whether or not such acquisition has actually been effected.

         3. SHELF REGISTRATION. The Registrants shall file, and shall use their best efforts to cause to become effective a "shelf" registration statement on any appropriate form pursuant to Rule 415 (or



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similar rule that may be adopted by the Commission) under the Securities Act (a
"SHELF REGISTRATION") on or as soon as practicable after the Fixed Rate Sale Date in order to permit registered resales of all of the Registrable Securities. Subject to the last paragraph of SECTION 6, the Registrants agree to use their best efforts thereafter to keep such Shelf Registration continuously effective, and to prevent the happening of any event of the kind described in SECTION 6(C) hereof that requires the Registrants to give notice pursuant to the last paragraph of SECTION 6 hereof, until such time as all the Registrable Securities covered by the Shelf Registration have been sold pursuant to such Shelf Registration or have been otherwise redeemed or repaid in full by the Registrants.

         4. PIGGY-BACK REGISTRATION.

         (a) If any Registrant proposes to file a registration statement under the Securities Act with respect to an offering (other than an offering the proceeds of which are to be used to redeem the Notes) by such Registrant of any debt securities for its own account or for the account of any of its security holders (PROVIDED that, in the case of a registration on demand of such security holders, the holders of a majority in aggregate principal amount of any such debt securities consent in writing) of any class of debt or equity security (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), then such Registrant shall give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such holders the opportunity to register such principal amount of Registrable Securities as each such Holder may request (a "PIGGY-BACK REGISTRATION").

         (b) The applicable Registrant shall use all reasonable efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar class of debt or equity securities of such Registrant or of such other security holders included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to such Registrant that either because of (i) the kind or combination of securities which the holders of Registrable Securities, such Registrant and any other Persons intend to include in such offering or (ii) the size of the offering which such holders, such Registrant and such other Persons intend to make, are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (A) in the event that the size of the offering is the basis of such managing underwriter's opinion, the amount of securities to be offered for the accounts of such holders shall be reduced pro rata (according to the Registrable



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Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; PROVIDED that if securities are being offered for the account of other Persons as well as such Registrant, then with respect to the Registrable Securities intended to be offered by such holders, the proportion by which the amount of such class of securities intended to be offered by such holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other Persons is reduced; and (B) in the event that the kind (or combination) of securities to be offered is the basis of such managing underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in CLAUSE (A) above (subject to the proviso in CLAUSE (A)) or (y) if the actions described in CLAUSE (X) would, in the judgment of the managing underwriter or underwriters, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

         5. HOLD-BACK AGREEMENTS.

         (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to SECTION 3 or 4 hereof agrees, if requested by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of any of the Registrants of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 30-day period prior to, and during the 90-day period beginning on, the closing date of each Underwritten Offering made pursuant to such Registration Statement, to the extent timely notified in writing by such Registrant or the managing underwriters; PROVIDED, HOWEVER, that each holder of Registrable Securities shall be subject to the hold-back restrictions of this SECTION 5(A) only once during any 365-day period.

         The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering any such agreement; PROVIDED, HOWEVER, that any such holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of any Registrable Securities held by such holder and covered by a Registration Statement commencing on the date of sale of the Registrable Securities unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters.

         (b) RESTRICTIONS ON SALE OF DEBT SECURITIES BY THE REGISTRANTS AND OTHERS. The Registrants agree (i) not to effect any public or private offer, sale or distribution of any of its debt securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends, including a sale pursuant to Regulation D under the Securities Act (other than any such sale or distribution of such securities in connection with any merger or


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consolidation by Holdings, the Company or any of their respective Restricted
Subsidiaries or the acquisition by Holdings, the Company or any of their respective Restricted Subsidiaries of the capital stock or substantially all the assets of any other Person or in connection with any employee stock option or other benefit plan; PROVIDED, that in each such case the recipients of such securities agree to be bound by a restriction on transfer comparable to that set forth in this SECTION 5(B)), during the 10-day period prior to, and during the 120-day period beginning with, the effectiveness of a Registration Statement filed under SECTION 3 hereof to the extent timely notified in writing by a holder of Registrable Securities or the managing underwriter or underwriters in an Underwritten Offering and (ii) during the aforementioned period, to cause each holder of each of the Registrants' privately placed debt securities or any class or series of the Registrants' capital stock having a preference in liquidation or with respect to dividends purchased from the Registrants at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).

         6. REGISTRATION PROCEDURES. In connection with the Registrants' Shelf Registration obligations set forth in SECTION 3 hereof, each Registrant will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto such Registrant will, as expeditiously as possible:

         (a) prepare and file with the Commission, within the time period provided in SECTION 3 hereof, a Registration Statement or Registration Statements relating to the Shelf Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements (including, if applicable, financial statements of any Person that shall have guaranteed any indebtedness of the Registrants) required by the Commission to be filed therewith, cooperate and assist in any filings required to be made with the NASD, and use its best efforts to cause such Registration Statement to become effective; PROVIDED, that before filing a Registration Statement or any amendments or supplements thereto, the Registrants will furnish to the holders of the Registrable Securities covered by such Registration Statement, copies of all such documents proposed to be filed, which documents will be subject to the review by such holders, and the Registrants will not, except to the extent required by applicable law, file any Registration Statement or any amendments or supplements thereto to which the holders of a majority in aggregate principal amount of such Registrable Securities shall reasonably object;

         (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required




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Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

         (c) notify the selling holders of Registrable Securities promptly, and (if requested by any such Person) confirm such advice in writing, (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order of which any Registrants or its counsel is aware suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Registrants contemplated by CLAUSE (O) below cease to be true and correct in all material respects, (v) of the receipt by the Registrants of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of any Registrant's becoming aware that the Prospectus (including any document incorporated therein by reference), as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

         (e) if reasonably requested by a holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus such information as the holders of a majority in aggregate principal amount of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus as promptly as practicable upon being notified of the matters to be incorporated in such Prospectus;

         (f) furnish to each selling holder of Registrable Securities without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto,





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including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         (g) deliver to each selling holder of Registrable Securities without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; subject to the last sentence of this SECTION 6, the Registrants' consent to the use of the Prospectus by each of the selling holders of Registrable Securities, in connection with the offering and sale of the Registrable Securities covered by the Prospectus;

         (h) prior to any public offering of Registrable Securities, use its best reasonable efforts to register or qualify or cooperate with the selling holders of Registrable Securities and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such seller reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, that the Registrants will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

         (i) cooperate with the selling holders of Registrable Securities to facilitate, to the extent commercially reasonable under the circumstances, the timely preparation and delivery of certificates representing such Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as such selling holders may reasonably request at least two business days prior to any sale of such Registrable Securities;

         (j) use their best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

         (k) upon the occurrence of any event contemplated by CLAUSE (C)(VI) above, prepare a supplement or post-effective amendment to the related Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the holders of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing;



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         (l) use commercially reasonable efforts to cause all Registrable
Securities covered by a Registration Statement to be listed on each securities exchange on which similar securities issued by the Registrants are then listed if such listing is permitted under the rules of such exchange and if requested by the holders of a majority in aggregate principal amount of such Registrable Securities;

         (m) cause the Registrable Securities covered by a Registration Statement to be rated with such rating agencies as the holders of a majority in aggregate principal amount of such Registrable Securities may designate;

         (n) not later than the effective date of the Shelf Registration, provide a CUSIP number for all Registrable Securities and provide the transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

         (o) enter into such agreements (including an underwriting agreement) and take all such other appropriate and reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration
(i) make such representations and warranties to the holders of such Registrable Securities in form, substance and scope as are customarily made by issuers to underwriters in primary Underwritten Offerings and covering matters including, but not limited to, those set forth in the Securities Purchase Agreement by the Registrants; (ii) obtain opinions of counsel to the Registrants (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the holders of a majority in principal amount of such Registrable Securities) addressed to each selling holder covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such holders or underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Registrants' independent certified public accountants addressed to such holders, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by the Registrants' independent certified public accountants in connection with primary Underwritten Offerings; (iv) if an underwriting agreement is entered into, if permitted by the managing underwriter or underwriters the same shall set forth in full the indemnification provisions and procedures of SECTION 8 hereof with respect to all parties to be indemnified pursuant to said Section; PROVIDED, that the indemnification provisions and procedures set forth in such underwriting agreement shall be no less favorable to the selling holders of Registrable Securities and the underwriters than the indemnification provisions and procedures of SECTION 8 hereof; and (v) the Registrants shall deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold to evidence compliance with CLAUSE (K) above and with any customary conditions contained in the underwriting agreement or other agreement




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entered into by the Registrants. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

         (p) make available for inspection by a representative of the holders of a majority in principal amount of the Registrable Securities and any attorney or accountant retained by such holders, all financial and other records, pertinent corporate documents and properties of the Registrants as may be reasonably necessary to enable them to exercise their due diligence responsibilities, and provide reasonable access to appropriate officers of the Registrants in connection with such due diligence responsibilities; PROVIDED, HOWEVER, that such representative and such holders, to the extent not already bound by Section
11.11 of the Securities Purchase Agreement, shall enter into a confidentiality agreement with the Company having terms substantially the same as such Section;

         (q) otherwise use their best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to their security holders, earnings statements for the Registrants satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any twelve-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Registrants' first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve-month periods; PROVIDED, that a Registrant shall be deemed to have complied with this CLAUSE (Q) if it has satisfied Rule 158 under the Securities Act; and

         (r) promptly, prior to the filing of any document (relating to any selling holder) which is to be incorporated by reference into the Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities covered by such Registration Statement, make the Registrants' representatives available for discussion of such document with such selling holders and make such changes in such document prior to the filing thereof as counsel for such selling holders may reasonably request in writing.

         The Registrants may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Registrants such information regarding the distribution of such securities as the Registrants may from time to time reasonably request in writing. Each holder of Registrable Securities agrees by acceptance of such Registrable Securities that, upon receipt of any notice from the Registrants of the happening of any event of the kind described in SECTION 6(C)(III), (V) or (VI) hereof that, in the reasonable judgment of any Registrants' Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the Commission or similar events, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by SECTION 6(K) hereof, or until it is advised in writing (the "ADVICE") by the Registrants that the use




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

of such Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Registrants, such holder will deliver to the Registrants (at the Registrants' expense) all copies, other than permanent file copies then in such holder's possession, of such Prospectus covering such Registrable Securities current at the time of receipt of such notice. The Registrants shall use all reasonable efforts to insure that the use of the prospectus may be resumed as soon as practicable, and in any event shall not be entitled to required the Holder to suspend use of any prospectus for more than 30 business days in any twelve-month period.

         7.  REGISTRATION EXPENSES.

         (a) All reasonable expenses incident to the Registrants' performance of or compliance with this Agreement, including, without limitation, all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the holders of a majority in aggregate principal amount of the Registrable Securities being sold may reasonably designate), (iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) fees and disbursements of counsel for the Registrants and for the sellers of the Registrable Securities (subject to the provisions of SECTION 7(B)), and customary out of pocket expenses and fees paid by issuers to the extent provided for in any underwriting agreement (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, transfer taxes or legal expenses of any Person other than the Registrants and the selling holders), (v) the cost of securities acts liability insurance if the Registrants so desire and (vi) fees and expenses of other Persons retained by the Registrants (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Registrants, regardless whether the Registration Statement becomes effective. Each holder of Registrable Securities will pay any fees or disbursements of counsel to such holder (other than as provided in SECTION 7(B)) and all underwriting discounts and commissions and transfer taxes, if any, and provide other fees, costs and expenses of such holder (other than Registration Expenses) relating to the sale or disposition of such holder's Registrable Securities. Each Registrant, in any event, will pay such Registrant's own internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Registrants are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Registrants.




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         (b) In connection with the Shelf Registration hereunder, the
Registrants will reimburse the selling holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel chosen by the selling holders of a majority in principal amount of such Registrable Securities.

         8. INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE REGISTRANTS. The Registrants jointly and severally agree to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) (the "INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses incurred by such Indemnified Party in connection with any actual or threatened action arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with any information furnished in writing to the Registrants by such holder or its counsel expressly for use therein; PROVIDED, that the Registrants shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the holder of Registrable Securities thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense after the Registrants have furnished such holder with a sufficient number of copies of the same. Each Registrant shall also indemnify underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties, if requested.

         (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. In connection with the Shelf Registration and each Piggy-Back Registration, each holder of Registrable Securities included therein will furnish to the Registrants in writing such information and affidavits as the Registrants reasonably request for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Registrants, their directors and officers and each Person who controls a Registrants (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to a holder and is made in reliance on and in conformity with any information or affidavit furnished in writing by such holder to the Registrants specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Registrants shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of such Registrable Securities to the same extent as provided above with respect to information or affidavit furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the applicable Registrant or holder of Registrable Securities, as the case may be (in either case, as applicable, an "INDEMNIFYING PARTY"), of any claim with respect to which such Person seeks indemnification and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Person; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the Indemnifying Party has agreed to pay such fees or expenses, (b) the Indemnifying Party has failed to assume the defense of such claim or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the Indemnifying Party with respect to such claims (in which case, if such Person notifies the Indemnifying Party in writing that such Person elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No Indemnifying Party will be required to consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Person entitled to indemnification a release from all liability in respect to such claim or litigation. If any Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all Persons entitled to indemnification by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any such Person a conflict of interest may exist between such Person and any other Person entitled to indemnification with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels, but only of one such additional counsel for each group of similarly situated Persons in any one jurisdiction.

         (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding CLAUSES (a) and (b) is unavailable to any Person entitled to indemnification hereunder or is insufficient to hold such Person harmless as contemplated by the preceding CLAUSES (a) and (b), then the Indemnifying Party shall contribute to the amount paid or payable by such Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Person and the Indemnifying Party, but also the relative fault of such Person and the Indemnifying Party, as well as any other relevant equitable considerations; PROVIDED, that no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder of Registrable Securities with respect to the sale of any securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         9. RULE 144. The Registrants covenant that they will file the reports required to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if any of them is not required to file such reports, the applicable party will, upon the request of any holder of Registrable Securities made after the Fixed Rate Sale Date make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and they will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Registrants will deliver to such holder a written statement as to whether they have complied with such information and filing requirements.

         10. MISCELLANEOUS.

         (a) REMEDIES. Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, in the Securities Purchase Agreement or granted by law, including recovery of damages, in connection with the breach by the Registrants of their obligations to register the Registrable Securities will, to the fullest extent permitted under applicable law, be entitled to specific performance of its rights under this Agreement. The Registrants agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each agrees, to the extent permitted under applicable law, to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. The Registrants will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Registrants' securities under any other agreements. The Registrants have not previously entered into any inconsistent agreement with respect to their securities granting any registration rights to any Person.

         (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless the Registrants have obtained the written consent of holders of at least a majority of the principal amount of the outstanding Registrable Securities (excluding Registrable Securities held by Holdings, the Company or any of their respective Subsidiaries).

         (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:

               (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Registrants in accordance with the provisions of this SECTION 10(D), which address initially is, with respect to the Purchasers, the address set forth next to the Purchasers' name on the signature pages of the Securities Purchase Agreement; and

               (ii) if to a Registrant, initially to it in care of the Company at the address set forth in the Securities Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this SECTION 10(D).

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt thereof is electronically confirmed, if delivered by facsimile; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

         (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

         (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of any such provision in such jurisdiction in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter contained herein and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Registrants with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Debt Registration Rights Agreement as of the date first written above.

                                       RAILAMERICA TRANSPORTATION
                                           CORP.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:



                                       ADDITIONAL REGISTRANTS:
                                       RAILAMERICA, INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:



                                       PALM BEACH RAIL HOLDING, INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       CASCADE AND COLUMBIA RIVER
                                           RAILROAD COMPANY, INC., a
                                           Delaware corporation

                                       DAKOTA RAIL, INC., a South Dakota
                                           corporation

                                       DELAWARE VALLEY RAILWAY
                                           COMPANY, INC., a Delaware
                                           corporation

                                       FLORIDA RAIL LINES, INC., a Delaware
                                           corporation

                                       HURON AND EASTERN RAILWAY
                                           COMPANY, INC., a Michigan
                                           corporation

                                       KS BOCA, INC., a Florida corporation

                                       KALYN/SIEBERT INCORPORATED, a
                                           Texas corporation

                                       MARKSMAN CORP., a Delaware
                                           corporation

                                       MINNESOTA NORTHERN RAILROAD,
                                           INC., a Delaware corporation

                                       OTTER TAIL VALLEY RAILROAD
                                           COMPANY, INC., a Minnesota
                                           corporation

                                       PLAINVIEW TERMINAL COMPANY, a
                                           Texas corporation

                                       PRAIRIE HOLDING CORPORATION, a
                                           Florida corporation

                                       RAILAMERICA AUSTRALIA, INC., a
                                           Delaware corporation

                                       RAILAMERICA EQUIPMENT
                                           CORPORATION, a Delaware
                                           corporation

                                       RAILAMERICA INTERMODAL
                                           SERVICES, INC., a Delaware
                                           corporation

                                       RAIL OPERATING SUPPORT GROUP,
                                           INC., a Delaware corporation

                                       SAGINAW VALLEY RAILWAY
                                           COMPANY, INC., a Delaware
                                           corporation

                                       SOUTH CENTRAL TENNESSEE
                                           RAILROAD CORP., a Delaware
                                           corporation

                                       ST. CROIX VALLEY RAILROAD
                                           COMPANY, a Delaware corporation

                                       TOLEDO, PEORIA & WESTERN
                                           RAILWAY CORPORATION, a New
                                           Jersey corporation

                                       THE TOLEDO, PEORIA & WESTERN
                                           RAILROAD CORPORATION, a New
                                           York corporation

                                       VENTURA COUNTY RAILROAD CO.,
                                           INC., a Delaware corporation

                                       WEST TEXAS AND LUBBOCK
                                           RAILROAD COMPANY, INC., a Texas
                                           corporation

                                       INDIANA SOUTHERN RAILROAD, INC.,
                                           a Delaware corporation

                                       CENTRAL RAILROAD COMPANY OF
                                           INDIANAPOLIS, an Indiana corporation

                                       CENTRAL RAILROAD COMPANY OF
                                           INDIANA, an Indiana corporation

                                       DALLAS, GARLAND & NORTHEASTERN
                                           RAILROAD, INC., a Texas corporation

                                       DALLAS, GARLAND & NORTHEASTERN
                                           RAILROAD, INC., a Delaware
                                           corporation

                                       GEORGIA SOUTHWESTERN RAILROAD,
                                           INC., a Texas corporation

                                       INDIANA AND OHIO RAIL CORP., a
                                           Delaware corporation

                                       INDIANA AND OHIO RAILWAY
                                           COMPANY., a Delaware corporation

                                       INDIANA AND OHIO CENTRAL
                                           RAILROAD INC., a Delaware
                                           corporation

                                       CONNECTICUT SOUTHERN RAILROAD,
                                           INC., a Delaware corporation

                                       CENTRAL OREGON & PACIFIC
                                           RAILROAD, INC., a Delaware
                                           corporation

                                       BOSTON CENTRAL FREIGHT
                                           RAILROAD, INC., a Delaware
                                           corporation

                                       AUSTIN & NORTHWESTERN RAILROAD
                                           COMPANY., INC., a Texas corporation

                                       SOUTH CAROLINA CENTRAL
                                           RAILROAD COMPANY, INC., a South
                                           Carolina corporation

                                       SAN DIEGO & IMPERIAL VALLEY
                                           RAILROAD COMPANY, INC., a
                                           California corporation

                                       RAILTEX LOGISTICS, INC., a Delaware
                                           corporation

                                       MID-MICHIGAN RAILROAD, INC., a
                                           Michigan corporation

                                       MISSOURI & NORTHERN ARKANSAS
                                           RAILROAD COMPANY, INC., a Kansas
                                           corporation

                                       RAILTEX DISTRIBUTION SERVICES,
                                           INC., a Texas corporation

                                       RAILTEX INTERNATIONAL HOLDINGS,
                                           INC., a Delaware corporation

                                       NORTH CAROLINA AND VIRGINIA
                                           RAILROAD COMPANY, INC., a
                                           Delaware corporation

                                       NEW ENGLAND CENTRAL RAILROAD,
                                           INC., a Delaware corporation

                                       NEW ORLEANS LOWER COAST
                                           RAILROAD COMPANY, INC., a
                                           Louisiana corporation

                                       PITTSBURGH INDUSTRIAL RAILROAD,
                                           INC., a Delaware corporation

                                       RAILTEX ACQUISITION CORP., a
                                           Delaware corporation

                                       RAILTEX SERVICE CO., INC., a Delaware
                                           corporation


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                       PURCHASERS:
                                       RAIL AMERICA FUNDING, INC.


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title: